UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 24, 2012 (September 14, 2012)

AMERICAN CAMPUS COMMUNITIES, INC.

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its Charter)

Maryland Maryland	001-32265 333-181102-01	76-0753089 56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Boulevard, Suite T-200
Austin, TX 78738
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (512) 732-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01               Completion of Acquisition or Disposition of Assets

Explanatory Note

On September 19, 2012, American Campus Communities, Inc. and American Campus Communities Operating Partnership, L.P. (collectively referred to as the “Company”, “we”, “our”, and “us”) filed a current report on Form 8-K (the “Initial Report”) disclosing our September 14, 2012 acquisition of 15 student housing properties with 6,579 beds for a purchase price of $627.0 million (hereinafter referred to as the “Campus Acquisitions Portfolio”).  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we hereby amend the Initial Report to provide (i) Item 9.01(a), audited statement of revenues and certain expenses for the properties acquired in this transaction, and (ii) Item 9.01(b), unaudited pro forma financial information on this acquisition and other transactions we completed through the date of this filing.

Page
Item 9.01 Financial Statements and Exhibits

(a) Financial Statements under Rule 3-14 of Regulation S-X
Report of Independent Registered Public Accounting Firm	1
Combined Statement of Revenues and Certain Expenses for the six months ended June 30, 2012 (unaudited) and for the year ended December 31, 2011	2
Notes to Combined Statement of Revenues and Certain Expenses	3

(b) Unaudited Pro Forma Condensed Consolidated Information
American Campus Communities, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Financial Statements	6
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2012	7
Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011	8
Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2012	9
Notes to Pro Forma Condensed Consolidated Financial Statements	10

American Campus Communities Operating Partnership, L.P. and Subsidiaries
Pro Forma Condensed Consolidated Financial Statements	13
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2012	14
Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011	15
Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2012	16
Notes to Pro Forma Condensed Consolidated Financial Statements	17

(c) Exhibits
The Exhibit to this Report is listed on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2012	AMERICAN CAMPUS COMMUNITIES, INC.

	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP, L.P.

	By:	American Campus Communities Holdings LLC, its general partner

		By:	American Campus Communities, Inc., its sole member

			By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Document

23.1	Consent of McGladrey LLP, Independent Auditors.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
American Campus Communities, Inc.

To the Partners
American Campus Communities Operating Partnership, L.P.

We have audited the accompanying combined Statement of Revenues and Certain Expenses of Campus Acquisitions Holdings, (the “Company”) for the year ended December 31, 2011 (the “Historical Summary”).  This Historical Summary is the responsibility of the Company’s management.  Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Company’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses of the Company for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Chicago, Illinois
October 24, 2012

Campus Acquisitions Portfolio
Combined Statement of Revenues and Certain Expenses
(dollars in thousands)

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011
Revenues:
Rental revenues	$21,504	$38,677
Other income	2,000	4,388
Total revenues	23,504	43,065

Certain expenses:
Rental property operating and maintenance	5,661	12,220
Real estate and property taxes	2,307	4,690
General and administrative	1,401	2,803
Total certain expenses	9,369	19,713

Revenues in excess of certain expenses	$14,135	$23,352

See accompanying notes to combined statement of revenues and certain expenses

Campus Acquisitions Portfolio
Notes to Combined Statement of Revenues and Certain Expenses

1. Description of Real Estate

On September 14, 2012, American Campus Communities, Inc., through its consolidated operating partnership, American Campus Communities Operating Partnership, L.P. (collectively referred to as the “Company”, “we”, “our”, and “us”), acquired the 15-property Campus Acquisitions Portfolio for a purchase price of $627.0, which consisted of the assumption of approximately $231.1 million of outstanding mortgage debt, the issuance of approximately $15.0 million in the form of units of common limited partnership interest in American Campus Communities Operating Partnership LP (the “Operating Partnership”) and approximately $380.9 million in cash, excluding transaction costs and prorations.

The accompanying combined statement of revenues and certain expenses include the combined operations for the entire 15-property Campus Acquisitions Portfolio containing 6,579 (unaudited) beds.  The Campus Acquisitions Portfolio consists of the following properties:

		Units	Beds
Property	Primary University Served	(unaudited)
309 Green	University of Illinois	110	416
Lofts 54	University of Illinois	43	172
Campustown Rentals	University of Illinois	280	766
Chauncey Square	Purdue University	158	386
Vintage West Campus	The University of Texas at Austin	62	121
Texan West Campus	The University of Texas at Austin	62	190
The Castilian	The University of Texas at Austin	371	623
Bishops Square	Texas State University	134	315
Union	Baylor University	54	120
922 Place	Arizona State University	132	468
Campustown	Iowa State University	450	1,206
River Mill	University of Georgia	243	461
Garnet River Walk	University of South Carolina	170	476
Landmark	University of Michigan	173	606
Icon Plaza	University of Southern California	56	253
Total		2,498	6,579

2. Basis of Presentation

The accompanying combined statement of revenues and certain expenses for the six months ended June 30, 2012 and for the year ended December 31, 2011 were prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The statement of revenues and certain expenses are not intended to be a complete presentation of the actual operations of the properties for the periods presented, as certain expenses which may not be comparable to the expenses to be incurred in the proposed future operations of the Campus Acquisitions Portfolio have been excluded.  Expenses excluded consist of interest expense, depreciation, amortization, sales and marketing expenses related to properties under development and certain corporate expenses not directly related to the future operations of the Campus Acquisitions Portfolio.

The statement of revenues and certain expenses and notes thereto for the six months ended June 30, 2012 included in this report are unaudited.  In the opinion of management, all adjustments necessary for a fair presentation of such statement of revenues and certain expenses have been included.  Such adjustments consisted of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

Campus Acquisitions Portfolio
Notes to Combined Statement of Revenues and Certain Expenses

3.  Summary of Significant Accounting Policies

Principles of Combination

Due to our purchase of the Campus Acquisitions Portfolio in a single transaction and common management of the Campus Acquisitions Portfolio, we view it on a combined basis.  The combined financial statements include selected accounts of the Campus Acquisitions Portfolio described in Note 2.  All significant intercompany accounts and transactions have been eliminated in the combined statement of revenues and certain expenses.

Rental Revenue Recognition

Rental revenue attributable to student leases is recognized monthly, as earned, on the accrual basis, which is not materially different than on a straight-line basis.  All leases related to the student housing properties have been classified as operating leases and generally are for a term of one year or less.

Rental revenue attributable to retail leases, which are classified as operating leases, is recognized on a straight-line basis over the life of the lease.

Other income includes food and beverage provided to students on certain campuses, parking, summer camps and tenant recoveries for reimbursements of real estate and other operating expenses and, is recognized as revenue in the period the expenses were incurred.

 Use of Estimates

The preparation of the combined statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the combined statement of revenues and certain expenses and accompanying notes.  Actual results could differ from those estimates.

4.  Minimum Future Lease Rentals

The minimum future cash rents receivable under non-cancelable retail operating leases in excess of one year at December 31, 2011 in each of the next five years and thereafter are approximately:

in thousands
2012	$695
2013	548
2014	402
2015	330
2016	254
Thereafter	604
Total	$2,833

The retail leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes, and other operating expenses, which are not included in the minimum future rents above.

5.  Commitments and Contingencies

In the normal course of business, the Campus Acquisitions Portfolio is subject to claims, lawsuits, and legal proceedings.  While it is not possible to ascertain the ultimate outcome of such matters, in management’s opinion, the liabilities, if any, in excess of the amounts provided or covered by insurance, will not have a material adverse effect on the results of operations of the Campus Acquisitions Portfolio or the Company.

Campus Acquisitions Portfolio
Notes to Combined Statement of Revenues and Certain Expenses

6.  Related Party Transactions

Rental property operating and maintenance expense includes both reimbursed payroll and property management fees paid to affiliates of Campus Acquisition Holdings. Reimbursed payroll and management fees are approximately $0.2 million and $1.4 million, respectively, for the year ended December 31, 2011. Management fees range from 3 percent to 5 percent of rental revenues.

7.  Subsequent Events

The Company has evaluated subsequent events related to the Campus Acquisitions Portfolio for recognition or disclosure through October 24, 2012, the date on which the combined statement of revenues and certain expenses was available to be issued and determined that there are no other items to disclose.

American Campus Communities, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Financial Statements
(Unaudited)

The following unaudited pro forma condensed consolidated balance sheet of American Campus Communities, Inc. and subsidiaries (“the Company”) as of June 30, 2012 has been prepared as if all of the 2012 acquisitions, the Company’s July 2012 equity offering and subsequent pay down of the Company’s unsecured revolving credit facility with a portion of the offering proceeds, had been completed on June 30, 2012.  The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2011 and for the six months ended June 30, 2012, are presented as if all of the 2011 and 2012 acquisitions, the Company’s July 2012 equity offering and subsequent pay down of the Company’s unsecured revolving credit facility with a portion of the offering proceeds, had been completed on January 1, 2011.

These pro forma condensed consolidated financial statements should be read in conjunction with (a) the Company’s 2011 Annual Report on Form 10-K and (b) the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2012.

The pro forma condensed consolidated financial statements are unaudited and do not purport to represent what the Company’s financial position or results of operations would have been assuming the completion of the acquisition of the Campus Acquisitions Portfolio had occurred on June 30, 2012 or January 1, 2011, nor do they purport to project the financial position or results of operations of the Company at any future date or for any future period.  In addition, the pro forma condensed consolidated balance sheet includes pro forma allocations of the purchase price of the Campus acquisitions Portfolio based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition.  As of June 30, 2012, the allocation of the purchase price of the Campus Acquisitions Portfolio is preliminary pending the receipt of information necessary to complete the valuation of certain tangible and intangible assets and liabilities.

In the opinion of management, all adjustments necessary to reflect the effects of the transaction described above have been included in the pro forma condensed consolidated financial statements.

American Campus Communities, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2012
(unaudited, dollars in thousands)

	American Campus Communities, Inc. and Subsidiaries Historical	Completed Transactions (A)	Campus Acquisitions Portfolio Pro Forma Adjustments		American Campus Communities, Inc. and Subsidiaries Pro Forma
Assets
Investments in real estate, net	$3,075,259	$215,201	$634,066	(B)	$3,924,526
Cash and cash equivalents	17,606	(209,956)	277,820	(C)	85,470
Restricted cash	39,803	-	5,927	(D)	45,730
Student contracts receivable, net	3,908	-	-		3,908
Other assets	103,933	(1,152)	13,631	(E)	116,412
Total assets	$3,240,509	$4,093	$931,444		$4,176,046

Liability and stockholders’ equity

Liabilities:
Secured mortgage, construction and bond debt	$919,847	$-	$252,210	(F)	$1,172,057
Unsecured term loan	350,000	-	-		350,000
Unsecured revolving credit facility	241,000	-	(85,000)	(G)	156,000
Secured agency facility	116,000	-	-		116,000
Accounts payable and accrued expenses	38,144	2,631	5,019	(H)	45,794
Other liabilities	76,122	1,462	11,435	(I)	89,019
Total liabilities	1,741,113	4,093	183,664		1,928,870

Redeemable noncontrolling interests	42,884	-	15,000	(J)	57,884

Equity:
American Campus Communities, Inc. stockholders’ equity:
Common stock	744	-	173	(K)	917
Additional paid in capital	1,737,397	-	732,607	(K)	2,470,004
Accumulated earnings and distributions	(305,054)	-	-		(305,054)
Accumulated other comprehensive loss	(5,165)	-	-		(5,165)
Total American Campus Communities, Inc. stockholders’ equity	1,427,922	-	732,780		2,160,702
Noncontrolling interests	28,590	-	-		28,590
Total equity	1,456,512	-	732,780		2,189,292

Total liabilities and equity	$3,240,509	$4,093	$931,444		$4,176,046

American Campus Communities, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2011
(unaudited, dollars in thousands, except share and per share data)

	American Campus Communities, Inc. and Subsidiaries Historical	Completed Transactions (a)	Campus Acquisitions Portfolio (b)	Pro Forma Adjustments		American Campus Communities, Inc. and Subsidiaries Pro Forma
Revenues	$390,317	$45,284	$43,065	$-		$478,666

Operating expenses
Property operating expenses	175,727	21,005	18,333	-		215,065
Third party development and management services	11,368	-	-	-		11,368
General and administrative	12,752	-	-	-		12,752
Depreciation and amortization	86,969	15,861	-	21,803	(c)	124,633
Ground/facility lease	3,608	-	-	-		3,608
Total operating expenses	290,424	36,866	18,333	21,803		367,426

Operating income (loss)	99,893	8,418	24,732	(21,803)		111,240

Nonoperating income and (expenses)
Interest income	584	-	-	-		584
Interest expense	(52,214)	(732)	(12,865)	5,662	(d)	(60,149)
Amortization of deferred financing costs	(5,120)	(87)	-	(439)	(e)	(5,646)
Loss from unconsolidated joint venture	(641)	-	-	641	(f)	-
Total nonoperating expenses	(57,391)	(819)	(12,865)	5,864		(65,211)

Income from continuing operations before income taxes	42,502	7,599	11,867	(15,939)		46,029
Income tax provision	(433)	-	-	-		(433)
Income from continuing operations	42,069	7,599	11,867	(15,939)		45,596
Income from continuing operations attributable to noncontrolling interests	(1,107)	-	-	(81)	(g)	(1,188)
Income from continuing operations attributable to common shareholders	$40,962	$7,599	$11,867	$(16,020)		$44,408

Income from continuing operations attributable to common shareholders, as adjusted – per share - basic	$0.58					$0.50

Income from continuing operations attributable to common shareholders, as adjusted – per share - diluted	$0.58					$0.50

Weighted average common shares outstanding:
Basic	69,243,203			17,250,000	(h)	86,493,203
Diluted	69,807,394			17,575,098	(i)	87,382,492

American Campus Communities, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2012
(unaudited, dollars in thousands, except share and per share data)

	American Campus Communities, Inc. and Subsidiaries Historical	Completed Transactions (a)	Campus Acquisitions Portfolio (b)	Pro Forma Adjustments		American Campus Communities, Inc. and Subsidiaries Pro Forma
Revenues	$218,714	$12,203	$23,504	$-		$254,421

Operating expenses
Property operating expenses	94,179	4,936	8,653	-		107,768
Third party development and management services	5,411	-	-	-		5,411
General and administrative	8,178	-	-	-		8,178
Depreciation and amortization	48,881	2,151	-	8,272	(c)	59,304
Ground/facility lease	1,768	-	-	-		1,768
Total operating expenses	158,417	7,087	8,653	8,272		182,429

Operating income (loss)	60,297	5,116	14,851	(8,272)		71,992

Nonoperating income and (expenses)
Interest income	930	-	-	-		930
Interest expense	(26,090)	(427)	(6,582)	2,045	(d)	(31,054)
Amortization of deferred financing costs	(1,982)	(43)	-	(219)	(e)	(2,244)
Income from unconsolidated joint venture	444	-	-	(444)	(f)	-
Other nonoperating loss	(122)	-	-	122	(g)	-
Total nonoperating expenses	(26,820)	(470)	(6,582)	1,504		(32,368)

Income from continuing operations before income taxes	33,477	4,646	8,269	(6,768)		39,624
Income tax provision	(312)	-	-	-		(312)
Income from continuing operations	33,165	4,646	8,269	(6,768)		39,312
Income from continuing operations attributable to noncontrolling interests	(1,449)	-	-	(120)	(h)	(1,569)
Income from continuing operations attributable to common shareholders	$31,716	$4,646	$8,269	$(6,888)		$37,743

Income from continuing operations attributable to common shareholders, as adjusted – per share - basic	$0.42					$0.41

Income from continuing operations attributable to common shareholders, as adjusted – per share - diluted	$0.41					$0.40

Weighted average common shares outstanding:
Basic	74,467,893			17,250,000	(i)	91,717,893
Diluted	75,085,040			17,575,098	(j)	92,660,138

American Campus Communities, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements

1.  Adjustments to Pro Forma Condensed Consolidated Balance Sheet

(A)
In August 2012, the Company acquired a 1,555-bed property in Austin, Texas for a purchase price of $165.0 million and in September 2012, the Company acquired a 780-bed property in San Marcos, Texas for a purchase price of $52.0 million.  For pro forma purposes, we have reflected these acquisitions as if they occurred on June 30, 2012.

(B)
Reflects the Company’s acquisition of the Campus Acquisitions Portfolio, assuming it had occurred on June 30, 2012.  Pro forma adjustments related to the purchase price allocation of the Campus acquisitions Portfolio are preliminary and subject to change.

(C)	Reflects the following activity:

Amount (in 000s)
July 2012 equity offering proceeds, net of underwriters’ discount	$732,780
Pay down of revolving credit facility with July 2012 offering proceeds	(251,000)
Cash paid for the purchase of Campus Acquisition Portfolio	(369,960)
Borrowed from revolving credit facility to fund cash consideration	166,000
Net increase to cash and cash equivalents	$277,820

(D)	Reflects the assumption of escrow accounts required by the lenders of the fixed-rate mortgage debt assumed.

(E)
Reflects the following: (i) approximately $5.2 million recorded to reflect the intangible asset associated with the value of in-place leases assumed, (ii) approximately $2.3 million in deferred financing costs incurred in connection with the assumption of mortgage debt, (iii) approximately $1.2 million in prepaid expenses, deposits and other assets assumed at closing, and (iv) $4.9 million recorded to reflect estimated tax incentives assumed from the seller.

(F)
Reflects the following: (i) approximately $231.1 million in fixed rate mortgage debt assumed at a weighted average interest rate of 5.61%, and (ii) approximately $21.1 million of debt premiums recorded to reflect the fair market value of debt assumed.

(G)
Reflects a $251.0 million pay down of the Company’s unsecured revolving credit facility with a portion of the July 2012 equity offering proceeds offset by a $166.0 million borrowing from the unsecured revolving credit facility used towards the purchase of the Campus Acquisitions Portfolio.

(H)	Reflects accounts payable, accrued expenses and accrued property taxes assumed at closing.

(I)	Reflects approximately $8.4 million of deferred income and prepaid rent, approximately $2.9 million of security deposits and approximately $0.1 million of accrued interest assumed at closing.

(J)	Reflects the issuance of 325,098 units of common limited partnership interest in the Operating Partnership valued at $46.14 per unit as if it had occurred on June 30, 2012.

(K)
Reflects the July 2012 equity offering as if it had occurred on June 30, 2012.  The offering consisted of the sale of 17,250,000 shares of the Company’s common stock at a price of $44.25 per share.  The aggregate proceeds to the Company, net of the underwriting discount, were approximately $732.8 million.

American Campus Communities, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements

2.  Adjustments to Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011

(a)	Reflects the historical operations as well as certain pro forma adjustments for the following properties acquired in 2012 and 2011:

Property	Acquisition Date	Units	Beds
The Block	August 21, 2012	669	1,555
University Commons	June 27, 2012	164	480
Avalon Heights	May 1, 2012	210	754
University Heights	January 12, 2012	204	636
The Varsity	December 28, 2011	258	901
26 West	December 7, 2011	367	1,026
Studio Green	November 4, 2011	112	448
Eagles Trail	September 22, 2011	216	792
University Shoppes (1)	July 29, 2011	N/A	N/A

(1)	This property contained a retail shopping center which the Company is currently developing into a mixed-use community including both student housing and retail.

(b)
Reflects the historical operations of the Campus Acquisitions Portfolio for the year ended December 31, 2011, but excludes third-party management fee expense which would be eliminated once the properties are owned and consolidated by us.

(c)
Reflects depreciation expense on the tangible fixed assets acquired and recorded at fair value and the amortization of intangible lease assets recognized upon acquisition of the Campus Acquisitions Portfolio.

(d)
Reflects the amortization of debt premiums of approximately $4.1 million recorded in order to reflect the Campus Acquisitions Portfolio mortgage debt assumed by the Company at fair market value as well as a reduction to interest expense of approximately $1.5 million associated with the pay down of the unsecured revolving credit facility.

(e)	Reflects the amortization of financing costs incurred in connection with the Campus Acquisitions Portfolio mortgage debt assumed by the Company.

(f)
In January 2012, the Company acquired the remaining 90% interest in University Heights from one of our joint ventures with Fidelity (“Fund II”).  This adjustment reflects the elimination of our 10% share of the historical net loss for University Heights since we are presenting all 2012 acquisitions as if they occurred on January 1, 2011.

(g)	Represents the approximate 1.4% share of income from continuing operations allocable to certain external holders of common units of limited partnership interest in the Operating Partnership.

(h)	Reflects the July 2012 equity offering, which consisted of the sale of 17,250,000 shares of the Company’s common stock, as if the offering occurred on January 1, 2011.

(i)
Reflects the July 2012 equity offering discussed above and the issuance of 325,098 units of common limited partnership interest in the Operating Partnership valued at $46.14 per unit, as if both occurred on January 1, 2011.

American Campus Communities, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements

3.	Adjustments to Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2012

(a)	Reflects the historical operations as well as certain pro forma adjustments for the following properties acquired in 2012:

Property	Acquisition Date	Units	Beds
The Block	August 21, 2012	669	1,555
University Commons	June 27, 2012	164	480
Avalon Heights	May 1, 2012	210	754
University Heights	January 12, 2012	204	636

(b)
Reflects the historical operations of the Campus Acquisitions Portfolio for the six months ended June 30, 2012, but excludes third-party management fee expense which would be eliminated once the properties are owned and consolidated by us.

(c)
Reflects depreciation expense on the tangible fixed assets acquired and recorded at fair value.  For pro forma purposes we assumed the value assigned to in-place leases recognized upon acquisition of the Campus Acquisitions Portfolio was fully amortized by the end of 2011.

(d)	Reflects the amortization of debt premiums of approximately $2.0 million recorded in order to reflect the Campus Acquisitions Portfolio mortgage debt assumed by the Company at fair market value.

(e)	Reflects the amortization of financing costs incurred in connection with the Campus Acquisitions Portfolio mortgage debt assumed by the Company.

(f)
In January 2012, the Company acquired the remaining 90% interest in University Heights from one of our joint ventures with Fidelity (Fund II).  This adjustment reflects the elimination of our 10% share of the historical net income for University Heights since we are presenting all 2012 acquisitions as if they occurred on January 1, 2011.

(g)
The acquisition of University Heights (discussed more fully above) was accounted for as a business combination achieved in stages and as a result, the Company was required to remeasure its equity method investment in University Heights to its acquisition-date fair value and recognize the resulting loss in earnings.  This adjustment reflects the elimination of the recognized loss since we are presenting all 2012 acquisitions as if they occurred on January 1, 2011.

(h)	Represents the approximate 1.3% share of income from continuing operations allocable to certain external holders of common units of limited partnership interest in the Operating Partnership.

(i)	Reflects the July 2012 equity offering, which consisted of the sale of 17,250,000 shares of the Company’s common stock, as if the offering occurred on January 1, 2011.

(j)
Reflects the July 2012 equity offering discussed above and the issuance of 325,098 units of common limited partnership interest in the Operating Partnership valued at $46.14 per unit, as if both occurred on January 1, 2011.

American Campus Communities Operating Partnership, L.P. and Subsidiaries
Pro Forma Condensed Consolidated Financial Statements
(Unaudited)

The following unaudited pro forma condensed consolidated balance sheet of American Campus Communities Operating Partnership, L.P. (the “Operating Partnership”) as of June 30, 2012 has been prepared as if all of the 2012 acquisitions, the Company’s July 2012 equity offering and subsequent pay down of the Company’s unsecured revolving credit facility with a portion of the offering proceeds, had been completed on June 30, 2012.  The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2011 and for the six months ended June 30, 2012, are presented as if all of the 2011 and 2012 acquisitions, the Company’s July 2012 equity offering and subsequent pay down of the Company’s unsecured revolving credit facility with a portion of the offering proceeds, had been completed on January 1, 2011.

These pro forma condensed consolidated financial statements should be read in conjunction with (a) the Operating Partnership’s Current Report on Form 8-K for the year ended December 31, 2011, and (b) the Operating Partnership’s Quarterly Report on Form 10-Q for the period ended June 30, 2012.

The pro forma condensed consolidated financial statements are unaudited and do not purport to represent what the Operating Partnership’s financial position or results of operations would have been assuming the completion of the acquisition of the Campus Acquisitions Portfolio had occurred on June 30, 2012 or January 1, 2011, nor do they purport to project the financial position or results of operations of the Operating Partnership at any future date or for any future period.  In addition, the pro forma condensed consolidated balance sheet includes pro forma allocations of the purchase price of the Campus acquisitions Portfolio based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition.  As of June 30, 2012, the allocation of the purchase price of the Campus Acquisitions Portfolio is preliminary pending the receipt of information necessary to complete the valuation of certain tangible and intangible assets and liabilities.

In the opinion of management, all adjustments necessary to reflect the effects of the transaction described above have been included in the pro forma condensed consolidated financial statements.

American Campus Communities Operating Partnership, L.P. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2012
(unaudited, dollars in thousands)

	American Campus Communities Operating Partnership, L.P. and Subsidiaries Historical	Completed Transactions (A)	Campus Acquisitions Portfolio Pro Forma Adjustments		American Campus Communities Operating Partnership, L.P. and Subsidiaries Pro Forma
Assets
Investments in real estate, net	$3,075,259	$215,201	$634,066	(B)	$3,924,526
Cash and cash equivalents	17,606	(209,956)	277,820	(C)	85,470
Restricted cash	39,803	-	5,927	(D)	45,730
Student contracts receivable, net	3,908	-	-		3,908
Other assets	103,933	(1,152)	13,631	(E)	116,412
Total assets	$3,240,509	$4,093	$931,444		$4,176,046

Liability and capital

Liabilities:
Secured mortgage, construction and bond debt	$919,847	$-	$252,210	(F)	$1,172,057
Unsecured term loan	350,000	-	-		350,000
Unsecured revolving credit facility	241,000	-	(85,000)	(G)	156,000
Secured agency facility	116,000	-	-		116,000
Accounts payable and accrued expenses	38,144	2,631	5,019	(H)	45,794
Other liabilities	76,122	1,462	11,435	(I)	89,019
Total liabilities	1,741,113	4,093	183,664		1,928,870

Redeemable limited partners	42,884	-	15,000	(J)	57,884

Capital:
Partners capital
General partner	122	-	-		122
Limited partner	1,432,965	-	732,780	(K)	2,165,745
Accumulated other comprehensive loss	(5,165)	-	-		(5,165)
Total partners’ capital	1,427,922	-	732,780		2,160,702
Noncontrolling interests – partially owned properties	28,590	-	-		28,590
Total capital	1,456,512	-	732,780		2,189,292

Total liabilities and capital	$3,240,509	$4,093	$931,444		$4,176,046

American Campus Communities Operating Partnership, L.P. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2011
(unaudited, dollars in thousands, except share and per share data)

	American Campus Communities Operating Partnership, L.P. and Subsidiaries Historical	Completed Transactions (a)	Campus Acquisitions Portfolio (b)	Pro Forma Adjustments		American Campus Communities Operating Partnership, L.P. and Subsidiaries Pro Forma
Revenues	$390,317	$45,284	$43,065	$-		$478,666

Operating expenses
Property operating expenses	175,727	21,005	18,333	-		215,065
Third party development and management services	11,368	-	-	-		11,368
General and administrative	12,752	-	-	-		12,752
Depreciation and amortization	86,969	15,861	-	21,803	(c)	124,633
Ground/facility lease	3,608	-	-	-		3,608
Total operating expenses	290,424	36,866	18,333	21,803		367,426

Operating income (loss)	99,893	8,418	24,732	(21,803)		111,240

Nonoperating income and (expenses)
Interest income	584	-	-	-		584
Interest expense	(52,214)	(732)	(12,865)	5,662	(d)	(60,149)
Amortization of deferred financing costs	(5,120)	(87)	-	(439)	(e)	(5,646)
Loss from unconsolidated joint venture	(641)	-	-	641	(f)	-
Total nonoperating expenses	(57,391)	(819)	(12,865)	5,864		(65,211)

Income from continuing operations before income taxes	42,502	7,599	11,867	(15,939)		46,029
Income tax provision	(433)	-	-	-		(433)
Income from continuing operations	42,069	7,599	11,867	(15,939)		45,596
Income from continuing operations attributable to noncontrolling interests – partially owned properties	(413)	-	-	-		(413)
Income from continuing operations attributable to American Campus Communities Operating Partnership, L.P.	41,656	7,599	11,867	(15,939)		45,183
Income from continuing operations attributable to Series A preferred units	(157)	-	-	-		(157)
Income from continuing operations available to common unitholders	$41,499	$7,599	$11,867	$(15,939)		$45,026

Income from continuing operations attributable to common unitholders, as adjusted – per unit - basic	$0.58					$0.50

Income from continuing operations attributable to common unitholders, as adjusted – per unit - diluted	$0.58					$0.50

Weighted-average common units outstanding:
Basic	70,156,335			17,575,098	(g)	87,731,433
Diluted	70,720,526			17,575,098	(g)	88,295,624

American Campus Communities Operating Partnership, L.P. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2012
(unaudited, dollars in thousands, except share and per share data)

	American Campus Communities Operating Partnership, L.P. and Subsidiaries Historical	Completed Transactions (a)	Campus Acquisitions Portfolio (b)	Pro Forma Adjustments		American Campus Communities Operating Partnership, L.P. and Subsidiaries Pro Forma
Revenues	$218,714	$12,203	$23,504	$-		$254,421

Operating expenses
Property operating expenses	94,179	4,936	8,653	-		107,768
Third party development and management services	5,411	-	-	-		5,411
General and administrative	8,178	-	-	-		8,178
Depreciation and amortization	48,881	2,151	-	8,272	(c)	59,304
Ground/facility lease	1,768	-	-	-		1,768
Total operating expenses	158,417	7,087	8,653	8,272		182,429

Operating income (loss)	60,297	5,116	14,851	(8,272)		71,992

Nonoperating income and (expenses)
Interest income	930	-	-	-		930
Interest expense	(26,090)	(427)	(6,582)	2,045	(d)	(31,054)
Amortization of deferred financing costs	(1,982)	(43)	-	(219)	(e)	(2,244)
Income from unconsolidated joint venture	444	-	-	(444)	(f)	-
Other nonoperating loss	(122)	-	-	122	(g)	-
Total nonoperating expenses	(26,820)	(470)	(6,582)	1,504		(32,368)

Income from continuing operations before income taxes	33,477	4,646	8,269	(6,768)		39,624
Income tax provision	(312)	-	-	-		(312)
Income from continuing operations	33,165	4,646	8,269	(6,768)		39,312
Income from continuing operations attributable to noncontrolling interests – partially owned properties	(983)	-	-	-		(983)
Income from continuing operations attributable to American Campus Communities Operating Partnership, L.P.	32,182	4,646	8,269	(6,768)		38,329
Income from continuing operations attributable to Series A preferred units	(90)	-	-	-		(90)
Income from continuing operations available to common unitholders	$32,092	$4,646	$8,269	$(6,768)		$38,239

Income from continuing operations attributable to common unitholders, as adjusted – per unit - basic	$0.42					$0.41

Income from continuing operations attributable to common unitholders, as adjusted – per unit - diluted	$0.41					$0.40

Weighted average common units outstanding:
Basic	75,349,378			17,575,098	(h)	92,924,476
Diluted	75,966,525			17,575,098	(h)	93,541,623

American Campus Communities Operating Partnership, L. P. And Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements

1.  Adjustments to Pro Forma Condensed Consolidated Balance Sheet

(A)
In August 2012, the Company acquired a 1,555-bed property in Austin, Texas for a purchase price of $165.0 million and in September 2012, the Company acquired a 780-bed property in San Marcos, Texas for a purchase price of $52.0 million.  For pro forma purposes, we have reflected these acquisitions as if they occurred on June 30, 2012.

(B)
Reflects the Company’s acquisition of the Campus Acquisitions Portfolio, assuming it had occurred on June 30, 2012.  Pro forma adjustments related to the purchase price allocation of the Campus acquisitions Portfolio are preliminary and subject to change.

(C)	Reflects the following activity:

Amount (in 000s)
July 2012 equity offering proceeds, net of underwriters’ discount	$732,780
Pay down of revolving credit facility with July 2012 offering proceeds	(251,000)
Cash paid for the purchase of Campus Acquisition Portfolio	(369,960)
Borrowed from revolving credit facility to fund cash consideration	166,000
Net increase to cash and cash equivalents	$277,820

(D)	Reflects the assumption of escrow accounts required by the lenders of the fixed-rate mortgage debt assumed.

(E)
Reflects the following: (i) approximately $5.2 million recorded to reflect the intangible asset associated with the value of in-place leases assumed, (ii) approximately $2.3 million in deferred financing costs incurred in connection with the assumption of mortgage debt, (iii) approximately $1.2 million in prepaid expenses, deposits and other assets assumed at closing, and (iv) $4.9 million recorded to reflect estimated tax incentives assumed from the seller.

(F)
Reflects the following: (i) approximately $231.1 million in fixed-rate mortgage debt assumed at a weighted average interest rate of 5.61%, and (ii) approximately $21.1 million of debt premiums recorded to reflect the fair market value of debt assumed.

(G)
Reflects a $251.0 million pay down of the Company’s unsecured revolving credit facility with a portion of the July 2012 equity offering proceeds offset by a $166.0 million borrowing from the unsecured revolving credit facility used towards the purchase of the Campus Acquisitions Portfolio.

(H)	Reflects accounts payable, accrued expenses and accrued property taxes assumed at closing.

(I)	Reflects approximately $8.4 million of deferred income and prepaid rent, approximately $2.9 million of security deposits and approximately $0.1 million of accrued interest assumed at closing.

(J)	Reflects the issuance of 325,098 units of common limited partnership interest in the Operating Partnership valued at $46.14 per unit.

(K)
Reflects the July 2012 equity offering as if it had occurred on June 30, 2012.  The offering consisted of the sale of 17,250,000 shares of the Company’s common stock at a price of $44.25 per share.  Concurrent with the closing of the offering, an equivalent number of common limited partnership units were issued to the Company in exchange for the contribution of the proceeds from the offering.  The aggregate proceeds to the Company, net of the underwriting discount, were approximately $732.8 million.

American Campus Communities Operating Partnership, L. P. And Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements

2.  Adjustments to Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011

(a)	Reflects the historical operations as well as certain pro forma adjustments for the following properties acquired in 2012 and 2011:

Property	Acquisition Date	Units	Beds
The Block	August 21, 2012	669	1,555
University Commons	June 27, 2012	164	480
Avalon Heights	May 1, 2012	210	754
University Heights	January 12, 2012	204	636
The Varsity	December 28, 2011	258	901
26 West	December 7, 2011	367	1,026
Studio Green	November 4, 2011	112	448
Eagles Trail	September 22, 2011	216	792
University Shoppes (1)	July 29, 2011	N/A	N/A

(1)	This property contained a retail shopping center which the Company is currently developing into a mixed-use community including both student housing and retail.

(b)
Reflects the historical operations of the Campus Acquisitions Portfolio for the year ended December 31, 2011, but excludes third-party management fee expense which would be eliminated once the properties are owned and consolidated by us.

(c)
Reflects depreciation expense on the tangible fixed assets acquired and recorded at fair value and the amortization of intangible lease assets recognized upon acquisition of the Campus Acquisitions Portfolio.

(d)
Reflects the amortization of debt premiums of approximately $4.1 million recorded in order to reflect the Campus Acquisitions Portfolio mortgage debt assumed by the Company at fair market value as well as a reduction to interest expense of approximately $1.5 million associated with the pay down of the unsecured revolving credit facility.

(e)	Reflects the amortization of financing costs incurred in connection with the Campus Acquisitions Portfolio mortgage debt assumed by the Company.

(f)
In January 2012, the Company acquired the remaining 90% interest in University Heights from one of our joint ventures with Fidelity (“Fund II”).  This adjustment reflects the elimination of our 10% share of the historical net loss for University Heights since we are presenting all 2012 acquisitions as if they occurred on January 1, 2011.

(g)
Reflects the July 2012 equity offering, which consisted of the sale of 17,250,000 shares of the Company’s common stock and the issuance of 325,098 units of common limited partnership interest in the Operating Partnership valued at $46.14 per unit, as if both occurred on January 1, 2011.

American Campus Communities Operating Partnership, L. P. And Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements

3.	Adjustments to Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2012

(a)	Reflects the historical operations as well as certain pro forma adjustments for the following properties acquired in 2012:

Property	Acquisition Date	Units	Beds
The Block	August 21, 2012	669	1,555
University Commons	June 27, 2012	164	480
Avalon Heights	May 1, 2012	210	754
University Heights	January 12, 2012	204	636

(b)
Reflects the historical operations of the Campus Acquisitions Portfolio for the six months ended June 30, 2012, but excludes third-party management fee expense which would be eliminated once the properties are owned and consolidated by us.

(c)
Reflects depreciation expense on the tangible fixed assets acquired and recorded at fair value.  For pro forma purposes we assumed the value assigned to in-place leases recognized upon acquisition of the Campus Acquisitions Portfolio was fully amortized by the end of 2011.

(d)	Reflects the amortization of debt premiums of approximately $2.0 million recorded in order to reflect the Campus Acquisitions Portfolio mortgage debt assumed by the Company at fair market value.

(e)	Reflects the amortization of financing costs incurred in connection with the Campus Acquisitions Portfolio mortgage debt assumed by the Company.

(f)
In January 2012, the Company acquired the remaining 90% interest in University Heights from one of our joint ventures with Fidelity (Fund II).  This adjustment reflects the elimination of our 10% share of the historical net income for University Heights since we are presenting all 2012 acquisitions as if they occurred on January 1, 2011.

(g)
The acquisition of University Heights (discussed more fully above) was accounted for as a business combination achieved in stages and as a result, the Company was required to remeasure its equity method investment in University Heights to its acquisition-date fair value and recognize the resulting loss in earnings.  This adjustment reflects the elimination of the recognized loss since we are presenting all 2012 acquisitions as if they occurred on January 1, 2011.

(h)
Reflects the July 2012 equity offering, which consisted of the sale of 17,250,000 shares of the Company’s common stock and the issuance of 325,098 units of common limited partnership interest in the Operating Partnership valued at $46.14 per unit, as if both occurred on January 1, 2011.